Exhibit 10.1

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This SECOND AMENDMENT TO THE AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (this “Second Amendment”), dated as of June 27, 2023, is executed and delivered by Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”), pursuant to Section 2.14 of the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Shift4 Payments, LLC (formerly known as Lighthouse Network, LLC), a Delaware limited liability company (the “Borrower”), and the Administrative Agent are parties to an Amended and Restated First Lien Credit Agreement, dated as of January 29, 2021 (as amended by the First Amendment, dated as of December 23, 2021, and as further amended, reaffirmed, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”, and the Credit Agreement, as further amended by this Second Amendment, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Second Amendment having the meanings assigned thereto in the Credit Agreement or, if not defined therein, in the Amended Credit Agreement);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, (x) the Administrative Agent has determined that a Benchmark Transition Event has occurred with respect to the LIBO Rate, with a Benchmark Replacement Date of July 1, 2023 (the “Second Amendment Effective Date”) and (y) in connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes in connection with the implementation of Term SOFR and such amendments will become effective without any further action or consent of any other party to the Credit Agreement; and

WHEREAS, in accordance with Section 2.14 of the Credit Agreement, on July 1, 2023, without further action under the Credit Agreement, a Benchmark Replacement under clause (a)(i) of such definition shall occur and Adjusted Term SOFR (as defined in the Amended Credit Agreement) shall automatically replace the LIBO Rate as the Benchmark for all purposes under the Loan Documents;

NOW, THEREFORE, in consideration of the premises herein contained, the Administrative Agent provides as follows:

SECTION 1. Amendments to Credit Agreement; Conversion to SOFR.

(a)    Amendments to Credit Agreement.

Effective as of the Second Amendment Effective Date, (i) the Credit Agreement, excluding the Schedules and Exhibits thereto (except as expressly provided herein), is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Amended Credit Agreement attached as Annex I hereto, (ii) Exhibit B to the Credit Agreement is hereby amended to delete the stricken text (indicated

textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth Annex II hereto, (iii) Exhibit H to the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth Annex III hereto and (iv) Exhibit L to the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth Annex IV hereto.

(b)    Conversion to SOFR.

Notwithstanding any other provision herein or in any other Loan Document, (i) any Loan that is a LIBO Rate Loan (as defined in the Credit Agreement) (collectively, the “Existing LIBO Rate Loans”) that is outstanding as of the Second Amendment Effective Date prior to giving effect to this Second Amendment shall continue to accrue interest based on the LIBO Rate (as defined in the Credit Agreement) plus the Applicable Rate (as defined in the Credit Agreement) until the last day of the Interest Period (as defined in the Credit Agreement) applicable to each such Existing LIBO Rate Loan and (ii) subject to any express limitations set forth in the immediately preceding clause (i) the terms of the Credit Agreement in respect of the administration of LIBO Rate Loans (solely with respect to the Existing LIBO Rate Loans) shall remain in effect from and after the date hereof until the last day of the Interest Period applicable to each such Existing LIBO Rate Loan, in each case, solely for purposes of administering the Existing LIBO Rate Loans; provided that, for the avoidance of doubt, at any time from and after the Second Amendment Effective Date, the Borrower shall not be permitted to request a conversion to a LIBO Rate Loan or a continuation of a LIBO Rate Loan as a LIBO Rate Loan.

SECTION 2. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)     On and after the Second Amendment Effective Date, (i) each reference in the Credit
Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement will mean and be a reference to the Amended Credit Agreement and (ii) each reference to the Credit Agreement in any Loan Document will be deemed to be a reference to the Amended Credit Agreement.

(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, (i) the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Secured Obligations of the Loan Parties, as amended by this Second Amendment, and (ii) neither the modification of the Credit Agreement effected pursuant to this Second Amendment nor the execution, delivery, performance or effectiveness of this Second Amendment will impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document and such Liens shall continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred.

(c)    The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, in each case, except as expressly provided herein. On and after the Second Amendment Effective Date, this Second Amendment shall for all purposes constitute a Loan Document.

(d)    This Second Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

(e)    This Second Amendment and the other Loan Documents constitute the entire agreement among the parties hereto or thereto, as applicable, with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto or thereto, as applicable, with respect to the subject matter hereof.

SECTION 3. Execution in Counterparts. This Second Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Second Amendment.

SECTION 4. Governing Law; Jurisdiction; Waiver of Jury Trial; etc.. Sections 9.10 (Governing Law; Jurisdiction; Consent to Service of Process) and 9.11 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference into this Second Amendment and shall apply to this Second Amendment, mutatis mutandis.

SECTION 5. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Second Amendment.

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IN WITNESS WHEREOF, the Administrative Agent has duly executed and delivered this Second Amendment as of the date first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Administrative Agent

By:
Name
Title

By:
Name
Title

[Second Amendment to Amended and Restated First Lien Credit Agreement]

ANNEX I

AMENDED CREDIT AGREEMENT

ANNEX II

EXHIBIT B

ANNEX III

EXHIBIT H

ANNEX IV

EXHIBIT L